EXHIBIT 10.46

FACILITY AGREEMENT

Reference is made to the Second Amended and Restated Revolving Credit Promissory Note (Libor/Prime) dated as of December 22, 2009 made by Avistar Communications Corporation, a Delaware corporation (the “Borrower”), to the order of JPMorgan Chase Bank, N.A. (the “Bank”) in the maximum principal amount of $11,250,000 (the “Note”).

Reference is made to the Third Amended and Restated Security Agreement dated as of December 22, 2009 by the Borrower and the Bank, which secures, among other things, the Borrower’s obligations to the Bank under the Note (the “Original Security Agreement”).

For value received, the parties hereto hereby agree as follows

1. “Effective Date” shall mean the later of January 11, 2010 and the first date by which all of the following shall have occurred:

(a) the Bank’s receipt of a duly executed and notarized fourth amended and restated security agreement, dated January 11, 2010, substantially in the form of Exhibit A hereto (the “New  Security Agreement”);

(b) the Bank’s receipt of a duly executed and notarized reaffirmation of guaranty, dated January 11, 2010, substantially in the form of Exhibit B hereto;

(c) the Bank’s receipt of a duly executed and notarized secretary’s certificate, dated January 11, 2010, substantially in the form of Exhibit C hereto and otherwise acceptable to the Bank; and

(d) payment of $2,500.00 to the Bank’s counsel in respect of services rendered to the Bank in connection with the Borrower.

2. As of the Effective Date, the Original Security Agreement shall be amended and restated in its entirety by the New Security Agreement.

3. Promptly following the effective date, the Bank shall cause to be filed with the Delaware Secretary of State’s office a UCC financing statement amendment,  substantially in the form of Exhibit D hereto

4. This Agreement may not be amended or waived except by an instrument in writing signed by the parties hereto.

Facility Agreement.001
UCN 006754857000
Facility ID 198245263

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          This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

5. Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the City of New York.  Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (a) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in the City of New York and (b) any right it may have to a trial by jury in any suit, action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of this letter agreement or the transactions contemplated hereby.

6. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

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UCN 006754857000
Facility ID 198245263

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Effective Date.

Avistar Communications Corporation

By:          /s/ Robert F. Kirk
Name:  Robert F. Kirk
Title:  Chief Executive Officer

By:           /s/ Elias MurrayMetzger
Name:  Elias MurrayMetzger
Title:  Chief Financial Officer and Corporate Secretary

JPMorgan Chase Bank, N.A.

By:      /s/ Nancy A Sheppard
           Nancy A. Sheppard
    Managing Director

UCN 006754857000[Signature Page of Facility Agreement]
Facility ID 198245263

State of _________                                )
) ss.:
County of ________	)

On the ____ day of January in the year 2010, before me, the undersigned, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

State of _________	)
) ss.:
County of ________	)

On the ____ day of January in the year 2010, before me, the undersigned, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

UCN 006754857000[Signature Page of Facility Agreement]
Facility ID 198245263

Exhibit A

FORM OF FOURTH AMENDED AND RESTATED SECURITY AGREEMENT

 UCN 006754857000
Facility ID 198245263

Exhibit B

FORM OF REAFFIRMATION OF GUARANTY

 UCN 006754857000
Facility ID 198245263

Exhibit C

FORM OF SECRETARY’S CERTIFICATE

 UCN 006754857000
Facility ID 198245263

Exhibit D

FORM OF UCC FINANCING STATEMENT AMENDMENT

 UCN 006754857000
Facility ID 198245263